                                                                    EXHIBIT 99.1

                                   SIGNATURES

                                        BECKER DRAPKIN MANAGEMENT, L.P.

                                        By:     BC Advisors, LLC
                                        Its:    General Partner

                                        By:     /s/ Ashley Sekimoto
                                                --------------------------------
                                        Name:   Ashley Sekimoto
                                        Title:  Attorney-in-Fact
                                        Date:   February 5, 2014

                                        BECKER DRAPKIN PARTNERS (QP), L.P.

                                        By:     Becker Drapkin Management, L.P.
                                        Its:    General Partner

                                        By:     BC Advisors, LLC
                                        Its:    General Partner

                                        By:     /s/ Ashley Sekimoto
                                                --------------------------------
                                        Name:   Ashley Sekimoto
                                        Title:  Attorney-in-Fact
                                        Date:   February 5, 2014

                                        BECKER DRAPKIN PARTNERS, L.P.

                                        By:     Becker Drapkin Management, L.P.
                                        Its:    General Partner

                                        By:     BC Advisors, LLC
                                        Its:    General Partner

                                        By:     /s/ Ashley Sekimoto
                                                --------------------------------
                                        Name:   Ashley Sekimoto
                                        Title:  Attorney-in-Fact
                                        Date:   February 5, 2014

                                        BC ADVISORS, LLC

                                        By:     /s/ Ashley Sekimoto
                                                --------------------------------
                                        Name:   Ashley Sekimoto
                                        Title:  Attorney-in-Fact
                                        Date:   February 5, 2014

                                        STEVEN R. BECKER

                                        /s/ Ashley Sekimoto
                                        ----------------------------------------
                                        Name:   Ashley Sekimoto
                                        Title:  Attorney-in-Fact
                                        Date:   February 5, 2014

                                        MATTHEW A. DRAPKIN

                                        /s/ Ashley Sekimoto
                                        ----------------------------------------
                                        Name:   Ashley Sekimoto
                                        Title:  Attorney-in-Fact
                                        Date:   February 5, 2014